Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Completes North Carolina Acquisition
Adds Platform Company for Western North Carolina
Enters Charlotte Metro Area

DOTHAN, AL, December 2, 2022 – Construction Partners, Inc. (NASDAQ: ROAD) (“CPI” or the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways across six southeastern states, today announced that it has acquired Ferebee Corporation, a full-service hot-mix asphalt and paving company headquartered in Charlotte, North Carolina. With three hot-mix asphalt plants in the greater Charlotte/Rock Hill metro area, Ferebee provides asphalt contracting services for a variety of public, commercial and residential projects.
Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “We are pleased to welcome Ferebee Corporation to the Construction Partners family of companies, expanding our geographic footprint into western North Carolina. As a platform acquisition, Ferebee creates another engine for growth driven by a talented and experienced team under the leadership of Chris and David Ferebee. This new platform company will capitalize on opportunities from the rapid growth occurring in the greater Charlotte/Rock Hill markets and surrounding areas. Through our two platform companies in North Carolina, we are now better positioned to serve the infrastructure needs of one of the fastest growing states in the country.”
Smith concluded, “Consistent with CPI’s long-established consolidation growth strategy in the Southeast, this investment expands top-line revenue growth, drives margin expansion and increases relative market share. The Ferebee acquisition, coupled with our recent strategic sale of Daurity Springs Quarry and entry into the Nashville area, expands our operations into two fast growing markets while maintaining the Company’s 2022 fiscal year-end leverage ratio. Additionally, we expect both of these new operations to be accretive to earnings in this fiscal year.”
About Construction Partners, Inc.
Construction Partners, Inc. is a vertically integrated civil infrastructure company operating across six southeastern states. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminal, the company focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.
Cautionary Note Regarding Forward-Looking Statements
Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of a business acquisition and the expected results of the acquired business. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:
Rick Black
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600